Exhibit 10.2

ALFREDO SUAREZ DIAZ Sworn Translator - Interpreter No . 5408 Spanish Ministry of Foreign Affairs Tel. (+34) 606158282 traductoralfredo@gmail.com [Sworn translation of a Spanish document] SOCIEDAD SOCIEDAD REGIONAL PROMOCIONAL DEL PRINCIPADO DE ASTURIAS, S.A. For the Attention of Mrs Eva Pando Iglesias President and Managin _ g Director Parque Tecnol6gico de Asturias 33428 Llanera (Asturias, Spain) Connecticut to Llanera, 16th November 2018 My ref.: Comfort letter Your ref.: SRP Loan to STRE Dear Mrs Pando In relation to SOCIEDAD REGIONAL DE PROMOCl6N DEL PRINCIPADO DE ASTURIAS, S.A. (hereinafter "SRP", Lender) granting of a loan to our subsidiary SPECIALIZED TECHNOLOGY RESOURCES S.A.U. (hereinafter "STRE", Borrower, Debtor), for an amount of two million Euro (€2,000,000.00) under the conditions fixed by the lender and the borrower, in each case, we proceed to inform about the following: 1. - Borrower's project that led to a request for financing. The company decided to keep its production facilities in Asturias in order to carry out the "Project" (hereinafter the "Project"), which led to the request' for financing from SRP directed to the manufacturing and sale of multilayer plastic (film barrier) in order to penetrate the market with a new 9 - layer film . This activity is similar to the manufacturing of encapsulants (core business activity of Debtor), as being both plastic - related technologies, although it requires an estimated investment of 4.7 million Euro in machinery and facility's refurbishment. r • P J ]t d 1 , •, ii • ,c 1 V'I 7 r: r '.ln, \ UC.: u::1n i ... (End of page 1 / 5 of this sworn translation 1 00 ] ' 1 LF EDOSUAREZ Dr ' Tr iI . . uctor - lnterprete Jur.Q o de INGLES N ƒ 5408 t - I ; '

ALFREDO SUAREZ DIAZ Sworn Translator - Interpreter No. 5408 Spanish Ministry of Foreign Affairs Tel. (+34) 606158282 traductoralfredo@gmail.com [Sworn translation of a Spanish document] - The Project is based on a known 5 - year Business Plan following these assumptions: i. A progressive reduction of the _ solar - photovoltaicline turnover. • •I I .. . ii . An Investment in the new multi - layer film production line in 2018 and the beginning of multilayer plastic manufacturing and sales in 2019 {commercial activity and market research have already started though) . iii. An important adjustment in the solar production line staff and the reallocation of the rest of the staff to the multilayer production line . Support and structure staff shalt be devoted to both lines . STRE owners' decision to keep its plant in Asturias, against other alternative locations in Asian countries involves completing the sole shareholder financing of the investment project wh \ le counting on public support {something highly valued by the owner) given by the corresponding Principality of Asturias bodies, among them, SRP . SRP has committed to provide financing in the amount of two million Euro (€ 2 , 000 , 000 . 00 ) as approved by the board of directors, a necessary amount to make this Project feasible . 11. - Statement of subsidiary participation and control. The debtor company, STRE, is a Spanish company incorporated on 12th March 2002 by deed granted before the Notary of Madrid Mr Jose Luis Martinez - Gil Vich record No . 1036 and registered at the Commercial Registry of Asturias, volume 2967 , book 0 , sheet 1 · , section 8 , page AS - 26641 , Tax ID No . A - 74037136 , CNAE 2229 . On the other hand, SPECIALIZED TECHNOLOGY RESOURCES INC (hereinafter "STR • or backer), an American company, owns all the shares that represent 100 % of the share capital with right to vote . The Sole Proprietorship nature of the subsidy is registered and stated . ' ' 111 . - Statement of Recognition of the loan to the subsidiary and of control over the subsidiary . The Backer is aware of its being a condition for SRP to grant a loan, for STR to sign this comfort letter for the purposes of ensuring the project's feasibility as well as to ensure the proper performance of the loan to be then granted by SRP and its full repayment . - in L'r 'Jf1 . I ,11 • !(It,? : I (End of page 2 / 5 of this sworn translation 19009 ALFRE SUAREZ D(AZ Traducto - lnterprete Jurado e INGLES

ALFREDO SUAREZ DIAZ Sworn Translator - Interpreter No. 5408 Spanish Ministry of Foreign Affairs Tel. {+34) 606158282 traductoralfredo@gmail.com [Sworn translation of a Spanish document] In this sense, STR, as parent company of the credited company being interested in the implementation of the Project aforementioned in section I herein, undertakes not to modify its shareholding position in the referred subsidiary and Borrower during the term of such loan, while being interested in the transaction to reach its maturity or to be amortized in the terms and conditions agreed on . If STR thought hypothetically about changing its control over the subsidiary and Borrower, we would undertake to report this to SRP, while agreeing with SRP on the appropriate measures for the credit transaction not to be affected by such change . IV . - Commitment . Likewise, the parent company, STR, shall provide the means and measures it deems necessary to be implemented for the loan transaction to be successful . It particularly undertakes to provide STRE with as much additional resources and financial assistance as required to ensure the Project's continuity, beyond its initial contribution of three million thirty - seven thousand and four hundred sixty - five Euro(€ 3 , 037 , 465 . 00 ) . Finally, we state that STR has obtained all the necessary internal authorisations and consents necessary to sign this comfort letter in favour of your entity, that the same is by no means against regulations applicable to STR and that its appointed undersigned officers hold sufficient powers of attorney for such purposes . Any claim, dispute, construction or termination in relation to the content of this comfort letter shall be governed by the Spanish legislation and expressly submitted to the courts and tribunals of the city of Oviedo . STR expressly waives any other jurisdiction that may be applicable and states as its address for notification purposes that of its subsidiary at Parque Tecnol 6 gico de Asturias, Parcela 36 . 33428 - Llanera, Asturias (Spain) . This comfort letter shall be in force and be effective within . the period beginning on the day of its signature until STRE fulfils the performance of all the obligations to SRP pur ua!'lt to the loan granted . In witness whereof, this letter is issued in the place and on the date mentioned above in one counterpart to the same effect . I - ,;: • ,• • I [End of page 3 / 5 of this sworn translation 19009} I I j1 f 1 • I 1 ,;,'4 ' . , ALFREDO SUAREZ DIAZ Traductor - lnterprete Jurado de INGLES N ƒ 5408

ALFREDO SUAREZ DIAZ Sworn T ranslator - Interpreter No. 5408 Spanish Ministry of Foreign Affairs Tel. (+34) 606158282 traductoralfredo@gmail.com [Sworn translation of a Spanish document] Page for signatures Sig. Don Robert Shaun Yorgensen P.P . SPECIALIZED TECHNOLOGY RESOURCES INC (BACKER COMPANY) President & CEO [Signature] Sig. - Thomas Dominic Vitro SPECIALIZED TECHNOLOGY RESOURCES INC (BACKER COMPANY) Vice - president & CFO [Signature J LEGALISATION : I, Luis Mazorra Ruescas, Notary of Llanera, • member of the Board of the Illustrious Association of Notaries of Asturias, ATTEST that I know and consider legitimate the foregoing signatures of Mr Robert Shaun Yorgensen and Mr Thomas Dominic Vitro, who are joint directors of SPECIALIZED TECHNOLOGY RESOURCES ESPAriJA SAU, in a document issued in 3 sheets printed on one side that I stamp and seal . This legalisation is registered in my record book under number two hundred eight (208) in Posada de Llanera, on 20 th December 2018 . [Notary signature and stamps] [Stamp of the General Council of Spanish Notaries] [End of page 4 / 5 of this sworn translation 19009 O SUAREZ DIAZ ALFRE Traduct • ,, l' 1 I. , L •.

ALFREDO SUAREZ DIAZ Sworn Translator - Interpreter No. 5408 Spanish Ministry of Foreign Affairs Tel. (434) 606158282 traductoralfredo@gmail.com [Sworn translation of a Spanish document] Don Alfredo Suarez Diaz, Traductor - lnterprete Jurado de Ingles, nombrado por el Ministerio de Asuntos Exteriores y de Cooperacion, certifica que la que antecede es traduccion fiel y completa al ingles de un documento redactado en espai \ ol . En Oviedo, a 8 de enero de 2019. Alfredo Suiirez Diaz, sworn Translator and Interpreter of English, appointed by the Spanish Ministry of Foreign Affairs and Cooperation, hereby certifies that the preceding translation is a true and complete translation into English of a document drafted in Spanish . In Oviedo, on 8 January 2019 . [End of page 5 / 5 of this sworn translation 19009] ALFREDO SUAREZ DfAZ Traductor - lnterprete Jurado de INGLES f N ƒ 5408 --

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J . Fdo . Don R rt[haun Yorgensen P . P. SPECIALIZED TECHNOLOGY RESOURCES INC (SOCIEDAO PATROCINADORA) President & CEO Fdo . - Thomas Dominic Vitro SPECIALIZED TECHNOLOGY RESOURCES INC (LA SOCIEDAD PATROCINADORA) Vicepresidente & CFO LEGITIMACION : - Yo, LUIS MAZORRA RUESCAS, Notario del Ilustre Colegio de Asturias, con residencia en Llanera, DOY FE: ---- - -- - ---- - ---------- - ----- -- Que conozco y considero legitimas las firmas que antcceden, de don Roberto Shaun Yorgensen y don Thomas Dominic Vitro, administradores mancomunados de SPECIALIZED TECHNOLOGY RESOURCES ESPAPA, S.A. unipersonal, en un documento redactado . sobre tres folios impresos por una sola cara, que sello y rubrico; dejando anotada esta legitimaci6n con el numero nueve (9) en mi Libro Indicador. ---------- - ----------- - -------------------- - ------------ - -- -- -------- - - - -------------------- En Posada de Llanera, a catorce de Enero de dos mil diecinueve . - ---------- - ---- . .. I f : >, NIH / I. ? if !JS i'! D f ; .. ;: A2722937 55 :_ / ALFREDO SUAREZ DIAZ Traductor - lnterprete Jurado de INGLES N ƒ 5408

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